UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2020

BIOHITECH GLOBAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-2336496
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BHTG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 2, 2018 the Registrant’s subsidiary, BHT Financial, LLC (“BHTF”) entered into a Credit Agreement (the “Credit Agreement”) and a Master Revolving Note (the “Initial Note”) with Comerica Bank that provided for a facility of up to $1,000,000, which was subsequently increased to $1,500,000, secured by the assets of BHTF. The Initial Note carried interest at the rate of 3%, plus either the Comerica prime rate or a LIBOR-based rate. Further, the Registrant’s Chief Executive Officer, Frank E. Celli and James C Chambers, a director, guaranteed BHTF’s obligations to Comerica. The Initial Note originally matured on January 1, 2020, which was later extended.

On June 30, 2020, BHTF entered into Amendment No. 2 to Credit Agreement (the “Amendment”) and a Master Revolving Note (the “Note”) in the amount of $1,500,000 with Comerica Bank which amends and restates the Initial Note and is secured by the assets of BHTF. The Note continues to carry interest at the rate of 3%, plus a LIBOR-based rate (with a floor of 1%), is due on demand and is guaranteed by the Registrant’s Chief Executive Officer, Frank E. Celli and James C Chambers, a director.

The foregoing description of the terms and conditions of the Amendment and the Note is only a summary and is qualified in its entirety by the full text of the Amendment and the Note, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation.

The information required to be disclosed in this Item 2.03 is incorporated herein by reference from Item 1.01.

Item 9.01. Financial Statements and Exhibits.

No.	Description

10.1	BHT Financial LLC, (Comerica) Amendment No. 2 to Credit Agreement, June 30, 2020
10.2	BHT Financial LLC, (Comerica) Master Revolving Note, June 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2020	BIOHITECH GLOBAL, INC.

	By:	/s/ Brian C. Essman
		Name:	Brian C. Essman
		Title:	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)